Supplemental Financial Highlights
4th Quarter of 2010

COLONIAL
PROPERTIES TRUST

	TABLE OF CONTENTS
	Overview and Contact Information...............................................................................................................................	3
1	Financial Highlights......................................................................................................................................................	4
2	Quarterly Earnings Announcement and Financial Statements
	Consolidated Statements of Operations...................................................................................................................	5
	Funds from Operations (FFO) Reconciliation / Shares.............................................................................................	7
	Balance Sheet...........................................................................................................................................................	8
3	Multifamily
	Portfolio Statistics.....................................................................................................................................................	9
	Components of Net Operating Income (NOI)...........................................................................................................	10
	Capitalized Expenditures..........................................................................................................................................	10
	Same Property Comparisons...................................................................................................................................	11
4	Joint Ventues
	Operating Data / Balance Sheet Data......................................................................................................................	15
	Investment Summary................................................................................................................................................	16
	Three Month Income Summary................................................................................................................................	17
	Twelve Month Income Summary...............................................................................................................................	18
	Commercial Operational Statistics...........................................................................................................................	19
5	For-Sale Residential Activities.....................................................................................................................................	20
6	Consolidated Data
	Development Pipeline..............................................................................................................................................	21
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization...................................................................	22
	Supplemental Data / Investment Activities...............................................................................................................	25
7	Corporate Reconciliations
	Revenues / Expenses / NOI.....................................................................................................................................	26
	NOI from Discontinued Operations / EBITDA...........................................................................................................	27
	SEC Coverage Ratios...............................................................................................................................................	29
8	Appendix
	Multifamily Community Table.....................................................................................................................................	29
	Commercial Property Table.......................................................................................................................................	33
	Unconsolidated Joint Venture Summary...................................................................................................................	35
9	Glossary of Terms........................................................................................................................................................	36
Forward Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release may constitute, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company's actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing at reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.

Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.

The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Risk Factors: in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented in the Company's Form 10-Q filings, which discuss these and other factors that could adversely affect the Company's results.

COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE: CLP) is a real estate investment trust (REIT) that creates value for its shareholders through a multifamily focused portfolio that owns, operates and develops multifamily communities primarily located in the Sunbelt region of the United States. Also, we create additional value for our shareholders by managing commercial assets, primarily through joint venture investments, and pursuing development opportunities. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.

Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol "CLP".

Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.

COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

-Owning a multifamily portfolio                -Managing multifamily, office, retail and mixed-use properties
-Investing in high growth Sunbelt cities            -Delivering additional income from the taxable REIT
-Pursuing strategic acquisition, disposition and         subsidiary (TRS)
development opportunities                -Ensuring a strong balance sheet and liquidity position
-Achieving operating excellence

CONTACT INFORMATION
Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970

EQUITY RESEARCH COVERAGE
Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
BoA/Merrill Lynch	Michelle Ko	646-855-1802
Citigroup	Michael Bilerman / Eric Wolfe	212-816-1383 / 212-816-5871
Green Street Advisors	Andy McCullouch	949-640-8780
FBR Capital Markets	David Toti	646-885-5433
Keefe Bruyette	Haendel St. Juste	212-887-3842
Morgan Keegan	Steve Swett	212-508-7585
RBC Capital Markets	Mike Salinsky	440-715-2648
Sandler O'neill & Partners	Alex Goldfarb	212-466-7937
Standard & Poor's Research	Raymond Mathis	212-438-9558
UBS	Dustin Pizzo	212-713-4847
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262

GUIDANCE
	FYE 2011 Range
Diluted Loss per Share	$(0.25)	$(0.09)
Plus: Real Estate Depreciation & Amortization	1.33	1.33
Less: Gain on Sale of Operating Properties	0.00	(0.10)
Total Diluted Funds from Operation ("FFO") per Share	$1.08	$1.14
Less: (Gain) Loss on Sale of Land & Bond or Preferred Stock Repurchases	0.00	0.00
Operating Funds from Operations per share	$1.08	$1.14

COLONIAL PROPERTIES TRUST
Financial Highlights
Fourth Quarter 2010

FINANCIAL HIGHLIGHTS
($ in 000s, except per share and unit data)	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Total property revenues (1)	$90,657	$82,911	$354,461	$325,638

Multifamily property revenues (2)	78,881	75,877	309,356	305,401
Multifamily property NOI (2)	46,865	44,562	177,440	178,957

Managment & leasing fee revenues	2,781	3,637	11,693	15,039

EBITDA (3)	52,322	53,313	209,775	216,827

Net (loss) income
Per share - basic	(0.09)	(0.15)	(0.67)	(0.01)
Per share - diluted	(0.09)	(0.15)	(0.67)	(0.01)

Funds from operations
Per share - basic	0.28	0.25	1.02	2.09
Per share - diluted	0.28	0.25	1.02	2.09

Dividends per share	0.15	0.15	0.60	0.70

Dividends/EPS (diluted) payout ratio	(166.7)%	(100.0)%	(89.6)%	n/a
Dividends/FFO (diluted) payout ratio	53.6%	60.0%	58.8%	33.5%

Consolidated interest expense (1)	$21,501	$21,187	$84,553	$87,023
Consolidated interest income (1)	(435)	(351)	(1,597)	(1,446)
Net interest expense (1)	21,066	20,836	82,956	85,577

Pro-rata share of joint venture interest expense	2,789	4,703	12,531	22,748

Principal reductions	355	277	1,333	1,004
Preferred dividends & distributions	1,724	3,848	12,810	15,392

Interest coverage ratio (4)	2.2	2.1	2.2	2.0
Fixed charge coverage ratio (4)	2.0	1.8	1.9	1.7
Fixed charge w/capitalized interest ratio (4)	2.0	1.7	1.9	1.7

Multifamily same property NOI decrease (5)	3.5%	(10.7)%	(3.5)%	(6.9)%
(# of apartment homes included)	29,173	28,285	29,173	28,285

			As of	As of
			12/31/2010	12/31/2009
Total assets			$3,171,134	$3,172,632
Total debt			$1,761,571	$1,704,343
Common shares and units, outstanding end of period			85,634	74,529
Share price, end of period			$18.05	$11.73
Preferred shares and units, end of period			$50,000	$200,118
Book equity value, end of period (6)			$1,305,296	$1,385,661
Market equity value, end of period (7)			$1,545,694	$874,225

Debt to total market capitalization ratio (8)			52.5%	61.3%

Unencumbered real estate assets (at cost)
to unsecured debt ratio (8)			243.0%	240.5%

(1) Represents consolidated properties excluding amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 26 and 27.
(2) For components of revenues and NOI, see page 10.
(3) For a reconciliation of EBITDA, see page 28.
(4) For additional information on these calculations, see page 23.
(5) Multifamily same-property communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for disposition during the year.
(6) Includes common and preferred, shares and units.
(7) Includes common shares and units.
(8) Excludes the Company's pro-rata share of partially-owned unconsolidated debt.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2010

CONSOLIDATED STATEMENTS OF OPERATIONS
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Revenue
Minimum Rent	$75,490	$69,426	$296,333	$279,512
Tenant Recoveries	2,433	1,529	10,232	4,353
Other Property Related Revenue	12,734	11,956	48,751	41,850
Other Non-Property Related Revenue	2,781	3,637	11,693	15,039
Total Revenue	93,438	86,548	367,009	340,754

Operating Expenses
Operating Expenses:
Property Operating Expenses	26,037	24,418	105,672	95,393
Taxes, Licenses, and Insurance	10,170	10,277	42,037	39,950
Total Property Operating Expenses	36,207	34,695	147,709	135,343

Property Management Expenses	2,576	2,419	8,584	7,749
General and Administrative Expenses	4,541	4,959	18,563	17,940
Management Fee and Other Expenses	2,245	3,088	9,504	14,219
Restructuring Charges	361	—	361	1,400
Investment and Development (1)	380	405	422	1,989
Depreciation	31,028	28,970	122,103	113,100
Amortization	2,238	1,154	8,931	4,090
Impairment and Other Losses (2)	394	8,552	1,308	10,388
Total Operating Expenses	79,970	84,242	317,485	306,218
Income from Operations	13,468	2,306	49,524	34,536

Other Income (Expense)
Interest Expense	(21,501)	(21,187)	(84,553)	(87,023)
Debt Cost Amortization	(1,173)	(1,606)	(4,645)	(4,963)
(Loss) Gain on Retirement of Debt	—	(53)	1,044	56,427
Interest Income	435	351	1,597	1,446
Gain (Loss) from Partially-Owned Investments (3)	3,389	3,352	3,365	(1,243)
Loss on Hedging Activites	—	—	(289)	(1,709)
(Loss) Gain on Sale of Property, net of Income Taxes of $ - (Q4) and $117 (YE)
in 2010 and $ - (Q4) and $3,157 (YE) in 2009	(444)	130	(1,391)	5,875
Income Tax (Expense) Benefit	(201)	7,568	(1,084)	10,086
Total Other Income (Expense)	(19,495)	(11,445)	(85,956)	(21,104)

(Loss) Income from Continuing Operations	(6,027)	(9,139)	(36,432)	13,432

Discontinued Operations
(Loss) Income from Discontinued Operations (2)	(1,658)	530	(1,716)	17
Gain (Loss) on Disposal of Discontinued Operations, net of Income Taxes of
$ - (Q4) and $ - (YE) in 2010 and $ - (Q4) and $70 (YE) in 2009	—	1,723	(395)	1,729

(Loss) Income from Discontinued Operations	(1,658)	2,253	(2,111)	1,746

Net (Loss) Income	(7,685)	(6,886)	(38,543)	15,178

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	(7)	—	103	(999)
Noncontrolling Interest in CRLP - Preferred	(1,724)	(1,813)	(7,161)	(7,250)
Noncontrolling Interest in CRLP - Common	522	1,430	4,866	407
Discontinued Operations
Noncontrolling Interest in CRLP - Common	142	(248)	202	(325)
Noncontrolling Interest of Limited Partners	1	—	(4)	597
Income Attributable to Noncontrolling Interest	(1,066)	(631)	(1,994)	(7,570)

Net (Loss) Income Attributable to Parent Company	(8,751)	(7,517)	(40,537)	7,608

Dividends to Preferred Shareholders	—	(2,035)	(5,649)	(8,142)
Preferred Unit Repurchase Gains	3,000	—	3,000	—
Preferred Share/Unit Issuance Costs	(1,318)	—	(4,868)	25

Net Loss Available to Common Shareholders	$(7,069)	$(9,552)	$(48,054)	$(509)
________________________
Continued on following page

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2010

	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

(Loss) Earnings per Share - Basic
Continuing Operations	$(0.07)	$(0.18)	$(0.65)	$(0.05)
Discontinued Operations	(0.02)	0.03	(0.02)	0.04
EPS - Basic	$(0.09)	$(0.15)	$(0.67)	$(0.01)

(Loss) Earnings per Share - Diluted
Continuing Operations	$(0.07)	$(0.18)	$(0.65)	$(0.05)
Discontinued Operations	(0.02)	0.03	(0.02)	0.04
EPS - Diluted	$(0.09)	$(0.15)	$(0.67)	$(0.01)

(1) Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(2) In addition to amounts reflected in the periods presented, the Company recorded impairment charges on assets presented in discontinued operations.
(3) The twelve months ended December 31, 2009 includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Basic
Shares	77,148	65,265	71,919	53,266
Operating Partnership Units (OP Units)	7,305	8,172	7,617	8,519
Total Shares & OP Units	84,453	73,437	79,536	61,785

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	77,148	65,265	71,919	53,266
Total Shares & OP Units	84,453	73,437	79,536	61,785

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2010

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Net (Loss) Income Available to Common Shareholders	$(7,069)	$(9,552)	$(48,054)	$(509)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(664)	(1,182)	(5,068)	(82)
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	—	—	992
Total	(7,733)	(10,734)	(53,122)	401

Adjustments - Consolidated Properties
Depreciation - Real Estate	30,692	28,468	120,471	111,220
Amortization - Real Estate	1,878	567	7,248	1,582
Remove: (Gain)/Loss on Sale of Property, net of Income Tax and
Noncontrolling Interest	444	(1,853)	1,786	(7,606)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax
and Noncontrolling Interest	(444)	194	(1,720)	4,327
Total Adjustments - Consolidated	32,570	27,376	127,785	109,523

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,867	3,678	8,060	17,927
Amortization - Real Estate	625	1,364	2,810	6,516
Remove: Gain/(Loss) on Sale of Property	(3,461)	(3,222)	(3,578)	(4,958)
Total Adjustments - Unconsolidated	(969)	1,820	7,292	19,485

Funds from Operations	$23,868	$18,462	$81,955	$129,409

Income Allocated to Participating Securities	(177)	(67)	(645)	(559)

Funds from Operations Available to Common Shareholders and Unitholders	$23,691	$18,395	$81,310	$128,850

FFO per Share
Basic	$0.28	$0.25	$1.02	$2.09
Diluted	$0.28	$0.25	$1.02	$2.09

Operating FFO:
Funds from Operations	$23,691	$18,395	$81,310	$128,850
Less: Transaction Income
-Development and Land (Gains)/Losses	444	(194)	1,607	(4,327)
-Bond / Preferred Repurchase Gains, Net of Write-off	—	53	(755)	(54,718)
-Preferred Share Issuance Costs, Net of Discount	(1,682)	—	1,868	(25)
Operating FFO	$22,453	$18,254	$84,030	$69,780

Operating FFO per Share
Basic	$0.27	$0.25	$1.06	$1.13
Diluted	$0.27	$0.25	$1.06	$1.13

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties, gains on the repurchase of bonds, net of the attributable write-off of future interest expense held in OCI, and gains on the repurchase of preferred shares/units, net of the write-off of issuance costs. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares/units are components of the Company's current business plan, the timing and amount of these transactions can vary significantly between periods.

The Company's method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

COLONIAL PROPERTIES TRUST
Financial Statements

BALANCE SHEET
($ in 000s)	As of	As of
	12/31/2010	12/31/2009
ASSETS
Real Estate Assets
Operating Properties	$3,331,108	$3,210,350
Undeveloped Land & Construction in Progress	261,955	237,100
Total Real Estate, before Depreciation	3,593,063	3,447,450

Less: Accumulated Depreciation	(640,981)	(519,728)
Real Estate Assets Held for Sale, net	16,861	65,022
Net Real Estate Assets	2,968,943	2,992,744
Cash and Equivalents	4,954	4,590
Restricted Cash	9,294	7,952
Accounts Receivable, net	20,734	33,934
Notes Receivable	44,538	22,208
Prepaid Expenses	23,225	16,503
Deferred Debt and Lease Costs	23,035	22,560
Investment in Unconsolidated Subsidiaries	22,828	17,422
Other Assets	53,583	54,719
Total Assets	$3,171,134	$3,172,632

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$377,362	$310,546
Notes and Mortgages Payable	1,384,209	1,393,797
Total Long-Term Liabilities	1,761,571	1,704,343
Accounts Payable	38,915	28,299
Accrued Interest	12,002	13,133
Accrued Expenses	15,267	26,142
Investment in Unconsolidated Subsidiaries	23,809	—
Other Liabilities	14,274	15,054
Total Liabilities	1,865,838	1,786,971

Redeemable Common Units	145,539	133,537

EQUITY
Noncontrolling Interest
Series B 7 1/4%, Preferred Units	50,000	100,000
Limited Partner's Noncontrolling Interest	769	985
Total Noncontrolling Interest	50,769	100,985

Series D 8 1/8% Preferred Shares (Liquidation Value)	—	100,118
Cumulative Earnings	1,260,944	1,296,188
Cumulative Distributions	(1,808,700)	(1,753,015)
Common Equity, including Additional Paid-in Capital	1,809,138	1,660,968
Treasury Shares, at Cost	(150,163)	(150,163)
Accumulated Other Comprehensive Loss	(2,231)	(2,957)
Total Equity, including Noncontrolling Interest	1,159,757	1,252,124
Total Liabilities and Equity	$3,171,134	$3,172,632

SHARES & UNITS OUTSTANDING, END OF PERIOD
(shares and units in 000s)	As of	As of
	12/31/2010	12/31/2009
Basic
Shares	78,334	66,366
Operating Partnership Units (OP Units)	7,300	8,163
Total Shares & OP Units	85,634	74,529

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Fourth Quarter 2010

COMMUNITY PORTFOLIO AT DECEMBER 31, 2010 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	998	2,908	—	2,908	—	2,908	—	2,908
Birmingham	1,262	345	1,607	—	1,607	—	1,607	—	1,607
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	4,564	301	4,865	—	4,865	—	4,865	—	4,865
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	364	2,328	74	2,402	—	2,402	—	2,402
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	288	1,437	—	1,437	—	1,437	—	1,437
Other	3,740	760	4,500	113	4,613	—	4,613	486	5,099

Total Portfolio	29,173	3,056	32,229	288	32,517	—	32,517	486	33,003

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)					PHYSICAL OCCUPANCY (3)

			Total NOI
	Same Property		Incl. JVs at		Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	Communities		Pro Rata % (4)		2010	2010	2010	2010	2009

Atlanta		11.9%	10.8%		93.9%	95.2%	95.6%	96.3%	95.4%
Austin		6.1%	8.7%		97.3%	97.9%	96.9%	96.9%	95.2%
Birmingham		4.2%	4.7%		95.2%	96.6%	96.5%	96.3%	94.1%
Charleston		5.7%	5.1%		97.5%	98.6%	97.1%	98.1%	97.8%
Charlotte		13.9%	13.6%		95.7%	96.4%	96.6%	96.5%	92.7%
Dallas/Fort Worth		13.0%	11.7%		96.3%	95.1%	95.6%	95.3%	93.2%
Huntsville		3.0%	2.7%		94.0%	95.8%	97.8%	97.8%	97.5%
Orlando		8.1%	7.3%		96.9%	95.6%	97.6%	98.3%	96.1%
Phoenix		3.5%	3.1%		95.7%	97.2%	96.4%	97.5%	88.6%
Raleigh		6.9%	7.3%		96.0%	96.8%	95.9%	95.5%	94.0%
Richmond		6.4%	5.7%		96.6%	97.6%	96.8%	97.5%	98.3%
Savannah		4.6%	5.0%		97.1%	95.6%	94.6%	97.8%	97.3%
Other		12.7%	14.3%		95.4%	97.0%	97.1%	96.7%	95.0%

Total Portfolio (5)		100.0%	100.0%		95.9%	96.5%	96.4%	96.7%	94.7%

Same Property (6)					96.0%	96.5%	96.4%	96.7%	94.7%

(1) Joint venture units shown represents the Company's pro-rata share of total units. There are 1,340 total units at the Company's partially-owned apartment communities.
(2) For the GAAP reconciliation of revenues, expenses and NOI, see page 26 and 27.
(3) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development. For a detailed occupancy listing by property, see the Multifamily Property Table on page 30.
(4) Based on total NOI from wholly-owned operating communities and the Company's pro-rata share of total NOI from joint-venture communities.
(5) Total portfolio occupancy calculated includes wholly-owned operating communities and joint venture communities.
(6) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Fourth Quarter 2010
($ in 000s, except property data and per unit amounts)

COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended				Twelve Months Ended
	Homes	12/31/2010		12/31/2009	Change	12/31/2010	12/31/2009	Change
Property Revenues
Same Property Communities (2)	29,173	$70,529		$69,041	$1,488	$278,990	$280,422	$(1,432)
Non-Same Property Communities	3,056	7,833		5,862	1,971	27,278	18,480	8,798
Joint Venture Communities (3)	288	518		624	(106)	2,469	2,563	(94)
Development and Lease Up Communities	486	—		—	—	—	—	—
Dispositions / Other	—	1		350	(349)	619	3,936	(3,317)
Total Property Revenues	33,003	$78,881		$75,877	$3,004	$309,356	$305,401	$3,955

Property Expenses
Same Property Communities (2)	29,173	$28,635		$28,579	$56	$118,733	$114,307	$4,426
Non-Same Property Communities	3,056	3,160		2,376	784	11,756	9,100	2,656
Joint Venture Communities (3)	288	220		321	(101)	1,151	1,267	(116)
Development and Lease Up Communities	486	—		—	—	—	(20)	20
Dispositions / Other	—	—		39	(39)	276	1,790	(1,514)
Total Property Expenses	33,003	$32,015		$31,315	$700	$131,640	$126,444	$5,472

Property Net Operating Income
Same Property Communities (2)	29,173	$41,895		$40,463	$1,432	$160,257	$166,115	$(5,858)
Non-Same Property Communities	3,056	4,673		3,486	1,187	15,522	9,381	6,141
Joint Venture Communities (3)	288	298		303	(5)	1,317	1,296	21
Development and Lease Up Communities	486	—		—	—	—	20	(20)
Dispositions / Other	—	(1)		310	(311)	344	2,145	(1,801)
Total Property Net Operating Income	33,003	$46,865		$44,562	$2,303	$177,440	$178,957	$(1,517)

CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended				Twelve Months Ended
	Homes	12/31/2010		12/31/2009	Change	12/31/2010	12/31/2009	Change
Capitalized Expenses
Same Property Communities (2)	29,173	$9,110	6,706	$12,319	$(3,209)	$28,493	$24,924	$3,569
Non-Same Property Communities	3,056	422		136	286	956	356	600
Joint Venture Communities (3)	288	19		32	(13)	65	94	(29)
Development and Lease Up Communities	486	—		—	—	(5)	1	(6)
Dispositions / Other	—	13		(21)	34	45	188	(143)
Total Property Capitalized Expenses	33,003	$9,564		$12,466	$(2,902)	$29,554	$25,563	$3,991

Capitalized Expenses per Unit
Same Property Communities (2)	29,173	$312		$422	$(110)	$977	$854	$123
Non-Same Property Communities	3,056	138		45	93	313	117	196
Joint Venture Communities	288	65		111	(46)	226	328	(102)
Total Per Unit	32,517	$294		$383	$(89)	$909	$786	$123

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 26 and 27.
(2) The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispositions during the year.
(3) Includes the Company's pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Fourth Quarter 2010
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED DECEMBER 31, 2010 (1)

		Revenues			Expenses			NOI
	4Q10	4Q09	% Chg	4Q10	4Q09	% Chg	4Q10	4Q09	% Chg

Atlanta	$8,622	$8,495	1.5%	$3,655	$3,817	(4.2)%	$4,967	$4,678	6.2%
Austin	4,600	4,438	3.7%	2,056	2,036	1.0%	2,543	2,403	5.8%
Birmingham	2,882	2,908	(0.9)%	1,140	1,174	(2.9)%	1,742	1,734	0.5%
Charleston	3,875	3,790	2.2%	1,506	1,534	(1.8)%	2,369	2,257	5.0%
Charlotte	9,949	9,566	4.0%	4,129	3,972	4.0%	5,819	5,593	4.0%
Dallas / Fort Worth	10,250	10,066	1.8%	4,814	4,602	4.6%	5,436	5,465	(0.5)%
Huntsville	2,023	2,118	(4.5)%	767	752	2.0%	1,256	1,366	(8.1)%
Orlando	5,138	5,072	1.3%	1,735	1,788	(3.0)%	3,402	3,283	3.6%
Phoenix	2,363	2,209	7.0%	902	1,004	(10.2)%	1,461	1,205	21.2%
Raleigh	4,678	4,454	5.0%	1,806	1,753	3.0%	2,873	2,701	6.4%
Richmond	4,248	4,194	1.3%	1,582	1,644	(3.8)%	2,666	2,549	4.6%
Savannah	3,015	3,047	(1.1)%	1,096	1,062	3.2%	1,920	1,985	(3.3)%
Other	8,886	8,684	2.3%	3,447	3,441	0.2%	5,441	5,244	3.8%

Total Same Property (2)	$70,529	$69,041	2.2%	$28,635	$28,579	0.2%	$41,895	$40,463	3.5%

	Apartment
	Homes		% of NOI	Physical Occupancy			Weighted Average Rental Rate (3)
	Included		Contribution	4Q10	4Q09	% Chg	4Q10	4Q09	% Chg

Atlanta	3,282		11.9%	93.9%	95.4%	(1.5)%	$778	$780	(0.3)%
Austin	1,910		6.1%	97.1%	95.3%	1.8%	715	723	(1.1)%
Birmingham	1,262		4.2%	95.8%	94.1%	1.7%	692	711	(2.7)%
Charleston	1,578		5.7%	97.5%	97.8%	(0.3)%	701	700	0.1%
Charlotte	4,564		13.9%	95.6%	92.5%	3.1%	647	666	(2.9)%
Dallas / Fort Worth	4,480		13.0%	96.3%	93.2%	3.1%	676	707	(4.4)%
Huntsville	836		3.0%	94.0%	97.5%	(3.5)%	718	740	(3.0)%
Orlando	1,756		8.1%	96.9%	96.1%	0.8%	889	884	0.6%
Phoenix	952		3.5%	95.7%	88.6%	7.1%	754	790	(4.6)%
Raleigh	1,964		6.9%	96.3%	94.1%	2.2%	711	723	(1.7)%
Richmond	1,700		6.4%	96.6%	98.3%	(1.7)%	727	737	(1.4)%
Savannah	1,149		4.6%	97.8%	97.2%	0.6%	763	787	(3.0)%
Other	3,740		12.7%	95.7%	95.2%	0.5%	715	726	(1.5)%

Total Same Property (2)	29,173		100.0%	96.0%	94.7%	1.3%	$718	$732	(1.9)%

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 26 and 27.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispositions during the year.
(3) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Year Ended 2010
($ in 000s, except property data amounts)

REVENUES, EXPENSES & NOI FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010 (1)

		Revenues			Expenses			NOI
	2010	2009	% Chg	2010	2009	% Chg	2010	2009	% Chg

Atlanta	$34,366	$34,519	(0.4)%	$14,944	$14,894	0.3%	$19,422	$19,625	(1.0)%
Austin	18,007	18,107	(0.6)%	8,404	8,225	2.2%	9,604	9,882	(2.8)%
Birmingham	11,479	11,506	(0.2)%	4,903	4,622	6.1%	6,577	6,884	(4.5)%
Charleston	15,329	14,982	2.3%	6,301	6,025	4.6%	9,029	8,957	0.8%
Charlotte	39,020	39,664	(1.6)%	17,128	16,023	6.9%	21,892	23,641	(7.4)%
Dallas / Fort Worth	40,468	41,176	(1.7)%	19,918	18,891	5.4%	20,549	22,285	(7.8)%
Huntsville	8,238	8,480	(2.9)%	3,150	2,980	5.7%	5,089	5,499	(7.5)%
Orlando	20,452	20,456	0.0%	7,724	7,657	0.9%	12,728	12,799	(0.6)%
Phoenix	9,264	9,414	(1.6)%	3,677	3,363	9.3%	5,587	6,051	(7.7)%
Raleigh	18,321	18,399	(0.4)%	7,462	7,062	5.7%	10,859	11,337	(4.2)%
Richmond	16,777	16,919	(0.8)%	6,693	6,609	1.3%	10,084	10,310	(2.2)%
Savannah	11,984	12,174	(1.6)%	4,357	4,245	2.6%	7,627	7,928	(3.8)%
Other	35,285	34,626	1.9%	14,072	13,711	2.6%	21,210	20,917	1.4%

Total Same Property (2)	$278,990	$280,422	(0.5)%	$118,733	$114,307	3.9%	$160,257	$166,115	(3.5)%

	Apartment
	Homes		% of NOI	Physical Occupancy			Weighted Average Rental Rate (3)
	Included		Contribution	2010	2009	% Chg	2010	2009	% Chg

Atlanta	3,282		12.1%	93.9%	95.4%	(1.5)%	$771	$811	(4.9)%
Austin	1,910		6.0%	97.1%	95.3%	1.8%	708	742	(4.6)%
Birmingham	1,262		4.1%	95.8%	94.1%	1.7%	691	717	(3.6)%
Charleston	1,578		5.6%	97.5%	97.8%	(0.3)%	696	718	(3.1)%
Charlotte	4,564		13.7%	95.6%	92.5%	3.1%	645	690	(6.5)%
Dallas / Fort Worth	4,480		12.8%	96.3%	93.2%	3.1%	683	721	(5.3)%
Huntsville	836		3.2%	94.0%	97.5%	(3.5)%	713	749	(4.8)%
Orlando	1,756		7.9%	96.9%	96.1%	0.8%	877	915	(4.2)%
Phoenix	952		3.5%	95.7%	88.6%	7.1%	747	834	(10.4)%
Raleigh	1,964		6.8%	96.3%	94.1%	2.2%	711	736	(3.4)%
Richmond	1,700		6.3%	96.6%	98.3%	(1.7)%	722	775	(6.8)%
Savannah	1,149		4.8%	97.8%	97.2%	0.6%	766	811	(5.5)%
Other	3,740		13.2%	95.7%	95.2%	0.5%	712	744	(4.3)%

Total Same Property (2)	29,173		100.0%	96.0%	94.7%	1.3%	$715	$754	(5.2%)

(1) For the GAAP reconciliation of revenues, expenses and NOI, see page 26 and 27.
(2) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispositions during the year.
(3) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Fourth Quarter 2010
($ in 000s, except property data amounts)

SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	4Q10	3Q10	% Chg	4Q10	3Q10	% Chg	4Q10	3Q10	% Chg

Atlanta	$8,622	$8,559	0.7%	$3,655	$3,848	(5.0)%	$4,967	$4,711	5.4%
Austin	4,600	4,528	1.6%	2,056	2,155	(4.6)%	2,543	2,373	7.2%
Birmingham	2,882	2,885	(0.1)%	1,140	1,321	(13.7)%	1,742	1,564	11.4%
Charleston	3,875	3,834	1.1%	1,506	1,660	(9.3)%	2,369	2,174	9.0%
Charlotte	9,949	9,743	2.1%	4,129	4,379	(5.7)%	5,819	5,364	8.5%
Dallas / Fort Worth	10,250	10,014	2.4%	4,814	5,134	(6.2)%	5,436	4,881	11.4%
Huntsville	2,023	2,057	(1.7)%	767	826	(7.1)%	1,256	1,230	2.1%
Orlando	5,138	5,123	0.3%	1,735	1,922	(9.7)%	3,402	3,201	6.3%
Phoenix	2,363	2,332	1.3%	902	917	(1.6)%	1,461	1,416	3.2%
Raleigh	4,678	4,620	1.3%	1,806	1,997	(9.6)%	2,873	2,623	9.5%
Richmond	4,248	4,225	0.5%	1,582	1,760	(10.1)%	2,666	2,465	8.2%
Savannah	3,015	3,001	0.5%	1,096	1,143	(4.1)%	1,920	1,858	3.3%
Other	8,886	8,858	0.3%	3,447	3,532	(2.4)%	5,441	5,325	2.2%

Total Same Property (1)	$70,529	$69,779	1.1%	$28,635	$30,594	(6.4%)	$41,895	$39,185	6.9%

	Apartment
	Homes		% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included		Contribution	4Q10	3Q10	% Chg	4Q10	3Q10	% Chg

Atlanta	3,282		11.9%	93.9%	95.2%	(1.3)%	$778	$773	0.6%
Austin	1,910		6.1%	97.1%	98.2%	(1.1)%	715	706	1.3%
Birmingham	1,262		4.2%	95.8%	97.0%	(1.2)%	692	682	1.5%
Charleston	1,578		5.7%	97.5%	98.6%	(1.1)%	701	693	1.2%
Charlotte	4,564		13.9%	95.6%	96.2%	(0.6)%	647	640	1.1%
Dallas / Fort Worth	4,480		13.0%	96.3%	95.1%	1.2%	676	676	—%
Huntsville	836		3.0%	94.0%	95.8%	(1.8)%	718	711	1.0%
Orlando	1,756		8.1%	96.9%	95.6%	1.3%	889	878	1.3%
Phoenix	952		3.5%	95.7%	97.2%	(1.5)%	754	739	2.0%
Raleigh	1,964		6.9%	96.3%	96.9%	(0.6)%	711	710	0.1%
Richmond	1,700		6.4%	96.6%	97.6%	(1.0)%	727	718	1.3%
Savannah	1,149		4.6%	97.8%	95.8%	2.0%	763	771	(1.0)%
Other	3,740		12.7%	95.7%	97.4%	(1.7)%	715	708	1.0%

Total Same Property (1)	29,173		100.0%	96.0%	96.5%	(0.5%)	$718	$712	0.8%

(1) Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispositions during the year.
(2) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

COLONIAL PROPERTIES TRUST
Multifamily Same Property Operating Expenses Comparisons
Fourth Quarter 2010
($ in 000s)

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE THREE MONTHS ENDED DECEMBER 31, 2010

					4Q10 % Of	4Q09 % Of
	4Q10	4Q09	Change	% Change	Operating Exp.	Operating Exp.	Change

On-site Payroll (1)	$7,755	$7,171	$584	8.1%	27.1%	25.1%	2.0%
Real Estate Taxes	6,621	7,022	(401)	(5.7)%	23.1%	24.6%	(1.4)%
Utilities (2)	6,770	6,346	424	6.7%	23.6%	22.2%	1.4%
Repairs and Maintenance (3)	4,526	4,783	(257)	(5.4)%	15.8%	16.7%	(0.9)%
Insurance	1,164	1,366	(202)	(14.8)%	4.1%	4.8%	(0.7)%
General and Administrative	1,028	1,123	(95)	(8.5)%	3.6%	3.9%	(0.3)%
Advertising and Promotions	771	768	3	0.4%	2.7%	2.7%	0.0%

Total Same Property (4)	$28,635	$28,579	$56	0.2%	100.0%	100.0%

COMPARISON OF SAME PROPERTY OPERATING EXPENSES FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2010

					2010 % Of	2009 % Of
	2010	2009	Change	% Change	Operating Exp.	Operating Exp.	Change

On-site Payroll (1)	$30,335	$29,412	$923	3.1%	25.5%	25.7%	(0.2)%
Real Estate Taxes	27,914	28,906	(992)	(3.4)%	23.5%	25.3%	(1.8)%
Utilities (2)	26,762	24,841	1,921	7.7%	22.5%	21.7%	0.8%
Repairs and Maintenance (3)	21,738	19,299	2,439	12.6%	18.3%	16.9%	1.4%
Insurance	4,736	4,306	430	10.0%	4.0%	3.8%	0.2%
General and Administrative	4,114	4,470	(356)	(8.0)%	3.5%	3.9%	(0.4)%
Advertising and Promotions	3,134	3,073	61	2.0%	2.6%	2.7%	(0.1)%

Total Same Property (4)	$118,733	$114,307	$4,426	3.9%	100.0%	100.0%

(1) On-site payroll - Includes payroll and related expenses for on-site personnel including property managers, leasing consultants and maintenance staff.
(2) Utilities - Represents gross expenses prior to any recoveries from tenants and includes bulk cable program expenses. Recoveries are reflected in "Other
Property Related Revenue".
(3) Repairs and maintenance - Includes general maintenance costs, unit turnover costs including interior painting, routine landscaping, security, exterminating, fire protection, roof and parking lot repairs and other miscellaneous repair costs.
(4) Same property communities are communities which were owned by the Company and stabilized as of January 1, 2009, as adjusted for dispositions during the year. The 2009 same property data reflects results of the 2010 same property portfolio, as adjusted for dispositions during the year.

COLONIAL PROPERTIES TURST
Unconsolidated Joint Ventures
($ in 000s)

JOINT VENTURE OPERATIONS

	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

OPERATING DATA (1)

Property Revenues
Rental Revenues	$7,099	$14,146	$32,632	$65,576
Other Property Revenues	388	695	1,527	3,261
Total Property Revenues	7,487	14,841	34,159	68,837

Property Expenses
Property Operating and Maintenance	1,543	3,537	7,510	16,096
Taxes, License and Insurance	653	1,404	3,214	7,910
Total Property Expenses	2,196	4,941	10,724	24,006

Net Operating Income (NOI)	5,291	9,900	23,435	44,831

Other Income (Expenses)
Impairments	(2)	—	(281)	(77)
Interest, net	(2,808)	(4,796)	(12,630)	(23,068)
Depreciation and Amortization (2)	(2,537)	(5,002)	(10,687)	(24,221)
Other (3)	(16)	28	(50)	(3,666)
Total Other Expenses	(5,363)	(9,770)	(23,648)	(51,032)

Gain on Sale of Properties, net	3,461	3,222	3,578	4,958
Income (Loss) from Partially-Owned Investments	$3,389	$3,352	$3,365	$(1,243)

			As of
			12/31/2010	12/31/2009
BALANCE SHEET DATA (4)

Real Estate Assets, net			$1,270,405	$1,436,221
Other Assets, net			106,291	118,095
Total Assets			$1,376,696	$1,554,316

Notes Payable			$1,110,908	$1,211,927
Other Liabilities			110,246	108,277
Total Liabilities			1,221,154	1,320,204

Member's Equity			155,542	234,112
Total Liabilities and Member's Equity			$1,376,696	$1,554,316

Colonial's Equity Investment (5)			$(981)	$17,422
Colonial's Pro-rata Share of Debt			$201,283	$239,056

(1) Operating data represents the Company's pro-rata share of revenues, expenses and NOI.
(2) Includes amortization of excess basis differences for certain joint ventures.
(3) The twelve months ended December 31, 2009 includes a $3.5 million charge due to the probability that the Company will have to fund the partial loan repayment guarantee provided on the original construction loan for Colonial Grand at Traditions, a property in which the Company has a 35% noncontrolling interest.
(4) Balance sheet data reported at 100%.
(5) Includes distributions in excess of investment balance for certain joint ventures. These joint ventures are presented as "Liabilities" on the Company's Balance
Sheet as of December 31, 2010.

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of December 31, 2010
($ in 000s)

								Average
			Gross				Average	Remaining
	Number of	Total	Investment in	Construction	Mortgages and	Ownership	Interest	Term (In	% Fixed	% Variable
Venture	Properties	Units/GLA (1)	Real Estate (2)	in Progress	Notes Payable	Interest	Rate	Months)	Rate	Rate

MULTIFAMILY
DRA (3)	—	—	$—	$—	$—	—	—	—	—	—
Other	6	1,340	120,498	19,623	100,580	21%	5.59%	40	69.97%	30.03%

Total Multifamily	6	1,340	$120,498	$19,623	$100,580

COMMERCIAL
DRA/CLP (4)	18	5,220	$960,430	$—	$741,909	15%	5.61%	42	100.00%	—
Bluerock	9	1,704	233,556	—	107,540	10%	6.47%	83	100.00%	—
Parkway Place (5)	—	—	—	—	—	—	—	—	—	—
Turkey Creek	2	637	106,221	—	77,510	50%	5.93%	58	86.84%	13.16%
Other	6	1,358	117,828	—	83,535	21%	5.02%	20	65.25%	34.75%

Total Commercial	35	8,919	$1,418,035	$—	$1,010,494

	41	10,259	$1,538,533	$19,623	$1,111,074

(1) Gross leasable area includes anchor-owned square footage.
(2) Represents gross investment in real estate at 100% (excluding depreciation)
(3) On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20%

ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA's 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.
(4) As of December 31, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin,

Texas.
(5) On October 4, 2010, the Company sold its 50% interest in this joint venture.

For more information on partially-owned unconsolidated assets, see Appendix pages 30-35.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended December 31, 2010
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
DRA (2)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	2,827	1,247	1,580	1,106	17	—	1,028	(571)	(27)

Total Multifamily	$2,827	$1,247	$1,580	$1,106	$17	$—	$1,028	$(571)	$(27)

COMMERCIAL
DRA/CLP (3)	$26,698	$9,767	$16,931	$10,639	$39	$—	$11,009	$(4,756)	$(248)
Bluerock	6,760	2,059	4,701	3,276	23	—	2,824	(1,422)	(44)
Parkway Place (4)	—	—	—	—	—	—	—	—	3,394
Turkey Creek	3,167	776	2,391	1,036	49	—	1,143	163	111
Other	3,070	780	2,290	1,014	6	—	840	430	203

Total Commercial	$39,695	$13,382	$26,313	$15,965	$117	$—	$15,816	$(5,585)	$3,416

	$42,522	$14,629	$27,893	$17,071	$134	$—	$16,844	$(6,156)	$3,389

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 30-35.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.
(2) On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20%

ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA's 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.
(3) As of December 31, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin,
.

Texas
(4) On October 4, 2010, the Company sold its 50% interest in this joint venture.

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Twelve Months Ended December 31, 2010
($ in 000s)

									Colonial Share
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	of Net Income
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sales	Amortization	(Loss)	(Loss) (1)

MULTIFAMILY
DRA (2)	$3,090	$1,370	$1,720	$1,059	$112	$—	$823	$(274)	$3
Other	12,324	6,391	5,933	5,085	77	—	4,724	(3,953)	(292)

Total Multifamily	$15,414	$7,761	$7,653	$6,144	$189	$—	$5,547	$(4,227)	$(289)

COMMERCIAL
DRA/CLP (3)	$105,202	$39,675	$65,527	$42,197	$154	$—	$46,233	$(23,057)	$(1,548)
Bluerock	26,822	8,263	18,559	13,024	89	—	12,043	(6,597)	(271)
Parkway Place (4)	7,717	2,557	5,160	2,031	10	—	2,081	1,038	4,298
Turkey Creek	12,149	2,847	9,302	4,169	304	—	4,624	205	223
Other	12,072	3,374	8,698	3,956	93	226	2,866	2,009	954

Total Commercial	$163,962	$56,716	$107,246	$65,377	$650	$226	$67,847	$(26,402)	$3,656

	$179,376	$64,477	$114,899	$71,521	$839	$226	$73,394	$(30,629)	$3,367

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 30-35.

(1) Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.
(2) On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC, in which the Company had a 20% ownership interest. The Company transferred its 20%

ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA's 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.
(3) As of December 31, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin,

Texas.
(4) On October 4, 2010, the Company sold its 50% interest in this joint venture.

COLONIAL PROPERTIES TRUST
Commercial Operational Statistics
Fourth Quarter 2010
	As of				As of
	12/31/2010	12/31/2009			12/31/2010	12/31/2009
Base rent per square foot - Straight-line			Square Feet (in 000's)
Office			Office
Consolidated	$26.46	$27.72	Consolidated		1,330	1,329
Unconsolidated	19.49	19.35	Unconsolidated (2)		918	917
Retail (1)			Retail
Consolidated	$23.03	$24.28	Consolidated		1,218	1,128
Unconsolidated	21.97	24.56	Unconsolidated (2)		440	640
Base rent per square foot - Cash
Office
Consolidated	$25.45	$26.20
Unconsolidated	19.08	19.09
Retail (1)
Consolidated	$22.67	$23.63
Unconsolidated	21.70	24.54

(1) This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) Square footage includes the Company's weighted square footage for partially-owned unconsolidated properties based on the Company's ownership percentage. See the Appendix for additional details.

OFFICE LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	847	12%	$16,975	12%	118	6%	$2,400	6%
2012	1,632	24%	34,718	26%	225	12%	4,878	13%
2013	808	12%	16,253	12%	171	9%	3,687	10%
2014	476	7%	9,485	7%	84	4%	1,622	4%
2015	881	13%	14,540	11%	216	11%	3,990	11%
2016+	2,298	33%	43,858	32%	1,068	57%	20,597	55%
Total Leased SF	6,941		$135,830		1,881		$37,174

RETAIL LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2011	173	8%	$3,253	8%	116	9%	$2,215	9%
2012	237	10%	4,061	10%	105	8%	2,379	10%
2013	143	6%	2,875	7%	85	6%	1,684	7%
2014	113	5%	2,308	6%	69	5%	1,302	6%
2015	131	6%	2,108	5%	76	6%	1,349	6%
2016+	1,471	65%	24,836	63%	877	66%	14,608	62%
Total Leased SF	2,268		$39,441		1,327		$23,538

OFFICE CAPITAL EXPENDITURES
			Three Months Ended		Twelve Months Ended
Capital Expenditures ($ in 000s)			12/31/2010	12/31/2009	12/31/2010	12/31/2009
Regular Maintenance			$74	$755	$315	$2,378
Tenant Improvements			3,033	964	4,766	2,571
Leasing Commissions			930	345	2,293	1,476
Total			$4,037	$2,064	$7,374	$6,425
Less: Unconsolidated Assets			(749)	(2,061)	(2,210)	(6,119)
Total - Consolidated Assets			$3,288	$3	$5,164	$306

RETAIL CAPITAL EXPENDITURES
			Three Months Ended		Twelve Months Ended
Capital Expenditures ($ in 000s)			12/31/2010	12/31/2009	12/31/2010	12/31/2009
Regular Maintenance			$11	$53	$127	$193
Revenue-Enhancing			9	49	21	69
Tenant Improvements			171	13	226	244
Leasing Commissions			133	442	343	553
Total			$324	$557	$717	$1,059
Less: Unconsolidated Assets			(50)	(88)	(323)	(402)
Total - Consolidated Assets			$274	$469	$394	$657

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities

CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and twelve months ended December 31, 2010, there were no gains recognized on for-sale residential or development sales. For the three and twelve months ended December 31, 2009, continuing operations includes gains on for-sale residential and development sales of $0.2 million and $7.8 million (before noncontrolling interest and income taxes). For the three months ended December 31, 2010 and 2009, there were no gains recognized on condominium conversions. For the twelve months ended December 31, 2009, discontinued operations includes gains on condominium conversion sales of $0.3 million before noncontrolling interest and income taxes). A summary of revenues and costs of these activities for the three and twelve months ended December 31, 2010 and
2009 are as follows:

					Three Months Ended		Twelve Months Ended
($ in 000s)					12/31/2010	12/31/2009	12/31/2010	12/31/2009
Condominium Conversion Revenues, net					$—	$—	$—	$16,851
Condominium Conversion Costs (1)					—	—	(350)	(16,592)
Gains (losses) on Condominium Conversion Sales, before
Noncontrolling Interest and Income Taxes					—	—	(350)	259

For-sale Residential Revenues, net					1,854	5,286	9,270	38,839
For-sale Residential Costs					(1,999)	(5,078)	(9,593)	(38,161)
Gains (Losses) on For-sale Residential Sales, before Noncontrolling
Interest and Income Taxes					(145)	208	(323)	678

Development Revenues, net					—	—	—	30,672
Development Costs (2)					(250)	—	(1,296)	(23,544)
Gains (Losses) on Development Sales, before Noncontrolling Interest
and Income Taxes					(250)	—	(1,296)	7,128

Noncontrolling Interest					—	—	—	(992)
Provision for Income Taxes					—	—	—	(2,873)
Gains (Losses) on Condominium Conversions, For-sale Residential Sales and
Developments, net of Noncontrolling Interest and Income Taxes					$(395)	$208	$(1,969)	$(2,928)

(1) Expenses for twelve months ended December 31, 2010 represent HOA settlement cost related to infrastructure repairs.
(2) Expenses for the three and twelve months ended December 31, 2010 represent contingent liabilities for settlement mitigation and infrastructure cost on two commercial developments previously sold.

RESIDENTIAL FOR-SALE DEVELOPMENTS
						Units
			Average Price		Units Closed	Closed
			of Units/Lots		in Current	Project to	Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Quarter	Date	Contract (1)	Units/Lots
Southgate at Fairview (2)	Charlotte, NC	47	$283,570	SOLD OUT	1	47	—	—
Metropolitan Midtown	Charlotte, NC	101	$355,436	4Q12 - 4Q13	3	77	1	23
Whitehouse Creek (lots)	Mobile, AL	59	$62,184	2Q13 - 4Q16	—	19	—	40
		207			4	143	1	63

(1) Units under contract are stated as of the end of the quarter. There can be no assurance that units under contract will close.
(2) The Company sold the last remaining unit at this project during the fourth quarter 2010.

There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previoulsy impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)
								Development Costs
		Units / SF-in 000's			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv'd	Leased	Date	Date	Date	Cost	4Q10	After
Multifamily
CG Hampton Preserve	Tampa, FL	486	n/a	n/a	4Q10	4Q12	4Q13	$58.3	$15.8	$42.5

				Total Active Development Projects (1)				$58.3	$15.8	$42.5
				Future Development Projects (see below)					103.9
				Investment Land (see below)					142.2
				Total Properties Under Development (per Balance Sheet)					$261.9

(1) Colonial Promenade Nord du Lac Phase 1 was placed into service during the fourth quarter 2010.

FUTURE DEVELOPMENT PIPELINE / LAND AND ASSETS HELD FOR SALE
		Units/			Future		Investment		Held
	Location	SF-in 000s			Development		Land		For Sale
Multifamily
CG at Cityway	Austin, TX		296		$5.3		$—		$—
CG at Lake Mary	Orlando, FL		306			5.3	—		—
CG at South End	Charlotte, NC		353			13.5	—		—
CG at Randal Park (1)	Orlando, FL		750			19.2	—		—
CG at Thunderbird	Phoenix, AZ		244			8.4	—		—
CG at Sweetwater	Phoenix, AZ		195			7.3	—		—
CG at Azure	Las Vegas, NV		188			7.8	—		—
Total Multifamily Assets					$66.8		$—		$—

Commercial
Colonial Promenade Nord du Lac (2)	Covington, LA		236		$18.7		$—		$—
Colonial Promenade Huntsville	Huntsville, AL		111			9.8	—		—
Outparcels / Pads						—	23.7		2.4
Total Commercial Assets					$28.5		$23.7		$2.4

Multifamily					$—		$3.3		$—
Commercial						8.6	44.9		—
Condo / Townhome						—	—		12.1
For-sale Residential Land						—	70.3		2.4
Total Projects					$103.9		$142.2		$16.9

(1) This project is part of a mixed-use development. The Company is still evaluating plans for a multifamily apartment community. Therefore, dollars attributable to this phase of the development are subject to change.
(2) Total cost to date for this project, including Phase I, is presented net of $25.8 of impairment charges recorded in 4Q09 and 4Q08.

PROPERTY ACQUISITIONS
					Acquisition	Cap
	Location		Date	Units/SF	Basis (1)	Rate	Remarks
				(SF-000s)	($ mm)
Multifamily
CG at Riverchase Trails	Birmingham, AL		Jun-10	345	$24.6	6.9%	Acquired remaining 80% interest in asset.
Villas at Brier Creek	Raleigh, NC		Oct-10	364	37.9	5.8%
Total					$62.5

(1) Includes the Company's previously owned 20% equity investment for CG at Riverchase Trails.

PROPERTY DISPOSITIONS
					Sales	Cap
	Location		Date	Units/SF (1)	Price	Rate (2)	Remarks
				(SF-000s)	($ mm)
Multifamily
CV at Cary	Raleigh, NC		Jun-10	319	$5.0	7.0%	20% Ownership Interest

Commercial
Parkway Place Mall	Huntsville, AL		Oct-10	273	38.8	9.1%	50% Ownership Interest
Total					$43.8

(1) Square footage excludes anchor-owned square footage for commercial assets.
(2) Represents market cap rate which includes standard management fees and capital reserves.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2010

QUARTERLY DEBT SUMMARY
($ In 000s)
	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mt'y	Debt	%	Avg Int	Wtd Mat'y
Unsecured/Secured
Unsecured Line of Credit	$377,362	21%	1.3%	1.5	$377,362	19%	1.3%	1.5
Unsecured Other	687,595	39%	6.0%	3.4	687,595	35%	6.0%	3.4
Secured	696,614	40%	5.6%	8.2	897,897	46%	5.5%	7.2
Total Debt	$1,761,571	100%	4.8%	4.9	$1,962,854	100%	4.9%	4.7

Fixed/Floating
Fixed Rate Debt	$1,371,130	78%	5.8%	5.8	$1,540,926	79%	5.8%	5.6
Floating Rate Debt	390,441	22%	1.4%	1.6	421,928	21%	1.4%	1.5
Total Debt	$1,761,571	100%	4.8%	4.9	$1,962,854	100%	4.9%	4.7

PRINCIPAL DEBT MATURITY SCHEDULE
($ In MMs)

LINE OF CREDIT

	12/31/2010	12/31/2009	Interest Rate	Due

Floating	$377,362	$310,546	1.31%	6/21/2012
Total Outstanding on LOC	$377,362	$310,546	1.31%

Notes:
- In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.
- 20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.
- The Facility is priced based on the Company's Senior Unsecured Debt Rating.
- The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 17.5 bps.
- 5-Year facility through June 2012.

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2010

PUBLIC RATINGS
					Senior Unsecured		Preferred
					Rating	Outlook	Rating
Fitch Ratings	Sean Pattap		212-908-0642		BB+	Stable	BB-
Moody's Investor Services	Karen Nickerson		212-553-4924		Ba1	Stable	Ba2
Standard & Poor's	Eugene Nusinzon		212-438-2449		BB+	Stable	B+

COVERAGE RATIOS
			4Q09	YE 09	4Q10	YE 10
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)			0.2	1.0	0.6	0.6
Earnings to Fixed Charges & Preferred
Share Distributions (1)			0.2	1.0	0.6	0.6

Supplemental Coverage Ratios (KPIs)
Interest Coverage (2)			2.1	2.0	2.2	2.2
Fixed Charge Coverage (3)			1.8	1.7	2.0	1.9
Fixed Charge w/ Cap Int (4)			1.7	1.7	2.0	1.9

See Page 29 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company's financial status.

(1) The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share dividends for the three and twelve months ended December 31, 2010 is primarily due to a decline in net operating income as the result of pressure on net effective rents driven by deteriorating economic conditions. The deficiency of the ratio of earnings to fixed charges and the ratio of earnings to fixed charges & preferred share distributions for the three months ended December 31, 2009 is primarily due to an $8.4 million non-cash impairment charge related to certain of the Company's for-sale and development projects.
(2) EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management used this ratio to make balance sheet management decisions.
(3) EBITDA/Interest Exp + Pfd Dividends + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
(4) EBITDA/Interest Exp + Capitalized Interest + Pfd Div + Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Compnay believes this ratio is useful as an additional measure of the Company's ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10
Total Debt to Total Assets cannot exceed 60%	54.4%	54.2%	52.1%	49.3%	48.6%	48.5%	48.4%	49.0%
Secured Debt to Total Assets cannot
exceed 40%	22.8%	26.5%	26.3%	21.9%	21.9%	23.1%	23.0%	22.3%
Total Unencumbered Assets to Unsecured Debt
must be at least 150%	211.2%	219.5%	234.1%	240.5%	248.2%	249.1%	250.9%	243.0%
Consolidated Income Available for Debt Service
Charges must be at least 1.50/1	2.1x	2.1x	2.2x	2.3x	2.2x	2.1x	2.1x	2.1x

COLONIAL PROPERTIES TURST
Debt Summary
As of December 31, 2010

TOTAL MARKET CAPITALIZATION
($ In 000s)
	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10
Consolidated Debt	$1,741,538	$1,736,497	$1,672,917	$1,704,343	$1,673,306	$1,707,831	$1,705,829	$1,761,571
Unconsolidated Debt	476,784	471,096	445,742	239,056	238,385	225,421	224,871	201,283
Total Debt	2,218,322	2,207,593	2,118,659	1,943,399	1,911,691	1,933,252	1,930,700	1,962,854
Preferred Stock
7.25% Series B (Units) (1)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	50,000
8.125% Series D (2)	100,281	100,281	100,118	100,118	100,118	100,118	—	—
Total Preferred Stock	200,281	200,281	200,118	200,118	200,118	200,118	100,000	50,000

Market Equity (Shares & Units)	218,856	427,326	607,000	874,225	997,711	1,142,305	1,375,697	1,545,694
Total Market Capitalization	$2,637,459	$2,835,200	$2,925,777	$3,017,742	$3,109,520	$3,275,675	$3,406,397	$3,558,548

Debt / Total Market Capitalization	84.1%	77.9%	72.4%	64.4%	61.5%	59.0%	56.7%	55.2%

(1) During December 2010, the Company redeemed 50% of its outstanding Series B Units.
(2) During September 2010, the Company redeemed all of its outstanding Series D Preferred Shares.

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s)

SUPPLEMENTAL DATA
	Three Months Ended		Twelve Months Ended
	4Q10	4Q09	YE 10	YE 09
Consolidated
FFO Gains/(Losses) (net of income taxes & noncontrolling interest):
Condo Conversions (1)	$—	$—	$(350)	$189
For-Sale Residential	(145)	208	(323)	678
Development (2)	(250)	—	(1,296)	3,333
Land / Outparcel Sales	(49)	(14)	139	127
Corporate Assets	—	—	110	—
Totals	$(444)	$194	$(1,720)	$4,327
3rd Party Mgt & Leasing Fee Revenue	2,781	3,637	11,693	15,039
Straight Line Rents	472	247	2,013	146
Percentage Rents	69	43	476	231
Interest Expense	21,501	21,187	84,553	87,023
Capitalized Interest	202	336	1,153	3,870
Debt - Principal Amortization	355	277	1,333	1,004
Preferred Dividend Payments	1,724	3,848	12,810	15,392
Amortization of Deferred Financing Costs	1,173	1,606	4,645	4,963
Amortization of Stock Compensation	1,228	705	4,589	2,979
Unconsolidated (3)
Straight Line Rents	154	225	423	968
Interest Expense	2,789	4,703	12,531	22,748
Debt - Principal Amortization	185	228	975	698
Amortization of Deferred Financing Costs	22	102	114	367

(1) Expenses for 2010 represent HOA settlement cost related to infrastructure repairs.
(2) Expenses for 2010 represent contingent liabilities for settlement mitigation and infrastructure cost on two commercial developments previously sold.
(3) The unconsolidated revenue and expense data are comprised of the Company's percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company's rights to cash flows and debt obligations related to the Company's unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management's view of evaluating current operating performance and trends.

INVESTMENT ACTIVITY
	4Q10	4Q09	YE 10	YTD 09
Acquisition of Properites
Multifamily	$37,900	$—	$60,666	$—
Commercial	—	185,793	—	185,793
Acquisitions, Consolidated Assets	$37,900	$185,793	$60,666	$185,793

Development Expenditures
Multifamily	$1,440	$—	$3,043	$12,829
Commercial	6,707	5,265	27,890	23,256
For-Sale / Other	152	—	1,329	12,171
Total, including subs	8,299	5,265	32,262	48,256
Less: Infrastructure Reimbursement from City/County	(4,800)	(4,545)	(4,800)	(5,655)
Less: Unconsolidated / Other (1)	—	(82)	(393)	(1,189)
Development, Consolidated Assets	$3,499	$638	$27,069	$41,412

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$2,475	$768	$21,805
Commercial	38,800	37,655	38,800	68,327
For-Sale / Other	1,854	5,286	9,270	39,961
Outparcels / Land	15,590	8,040	18,164	10,717
Corporate Assets	—	—	110	—
Total, including subs	56,244	53,456	67,112	140,810
Selling Costs	(2,593)	(1,008)	(4,130)	(5,468)
Outparcels / Land	(15,590)	(8,040)	(17,234)	(10,717)
Less: Unconsolidated - net (2)	(38,800)	(19,380)	(40,498)	(22,980)
Sales, Net - Consolidated Assets	$(739)	$25,028	$5,250	$101,645

(1) Includes items reclassified to other cash flow investing activities.
(2) Outparcels/Land sales for the three and twelve months ended December 31, 2010 include outparcel sales at one of the Company's unconsolidated commercial properties, Colonial
Promenade Smyrna, in which the Company owns a 50% interest.

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.
Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to making financing and capital decisions.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES

	Three Months Ended		Twelve Months Ended
	4Q10	4Q09	YE 10	YE 09
Divisional Total Revenues
Multifamily - Same Property	$70,529	$69,041	$278,990	$280,422
Multifamily - Non-Same Property (1)	8,375	6,832	30,404	26,782
Commercial	19,227	22,453	80,015	91,433
Total Divisional Revenues	98,131	98,326	389,409	398,637

Less: Unconsolidated Revenues - Multifamily	(534)	(974)	(3,106)	(6,499)
Less: Unconsolidated Revenues - Commercial	(6,938)	(13,851)	(30,987)	(62,271)
Discontinued Operations	(2)	(590)	—	(4,152)
Unallocated Corporate Revenues	2,781	3,637	11,693	15,039
Consolidated Revenue Adjusted - '09 Discontinued Operations (2)	93,438	86,548	367,009	340,754

Add: Additional Discontinued Operations Revenue, post filing (3)	—	—	—	(402)
Total Consolidated Revenue, per 10-Q / 10-K (4)	$93,438	$86,548	$367,009	$340,352

RECONCILIATION OF EXPENSES

	4Q10	4Q09	YE 10	YE 09
Divisional Total Expenses
Multifamily - Same Property	$28,635	$28,579	$118,733	$114,308
Multifamily - Non-Same Property (1)	5,337	3,219	16,469	15,710
Commercial	6,376	8,335	26,009	33,267
Total Divisional Expenses	40,348	40,133	161,211	163,285

Less: Unconsolidated Expenses - Multifamily	(225)	(540)	(1,638)	(3,278)
Less: Unconsolidated Expenses - Commercial	(2,256)	(4,838)	(10,148)	(22,711)
Discontinued Operations	(1,660)	(60)	(1,716)	(4,004)
Impairment - Discontinued Operations (5)	—	—	—	2,051
Total Property Operating Expenses	36,207	34,695	147,709	135,343
Property Management Expenses	2,576	2,419	8,584	7,749
General & Administrative Expenses	4,541	4,959	18,563	17,940
Management Fee and Other Expenses	2,245	3,088	9,504	14,219
Restructure Charges	361	—	361	1,400
Investment and Development (6)	380	405	422	1,989
Impairment and Other Losses (5)	394	8,552	1,308	10,388
Depreciation	31,028	28,970	122,103	113,100
Amortization	2,238	1,154	8,931	4,090
Consolidated Expense Adjusted - '09 Discontinued Operations (2)	79,970	84,242	317,485	306,218

Add: Additional Discontinued Operations Expense, post filing (3)	—	—	—	2
Total Consolidated Expense, per 10-Q / 10-K (4)	$79,970	$84,242	$317,485	$306,220

Notes on following page.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF NOI

	Three Months Ended		Twelve Months Ended
	4Q10	4Q09	YE 10	YE 09
Divisional Total NOI
Multifamily - Same Property	$41,894	$40,462	$160,257	$166,114
Multifamily - Non-Same Property (1)	3,038	3,613	13,935	11,072
Commercial	12,851	14,118	54,006	58,166
Total Divisional NOI	57,783	58,193	228,198	235,352

Less: Unconsolidated NOI - Multifamily	(309)	(434)	(1,468)	(3,221)
Less: Unconsolidated NOI - Commercial	(4,682)	(9,013)	(20,839)	(39,560)
Discontinued Operations	1,658	(530)	1,716	(148)
Impairment - Discontinued Operations (5)	—	—	—	(2,051)
Unallocated Corporate Revenues	2,781	3,637	11,693	15,039
Property Management Expenses	(2,576)	(2,419)	(8,584)	(7,749)
General & Administrative Expenses	(4,541)	(4,959)	(18,563)	(17,940)
Management Fee and Other Expenses	(2,245)	(3,088)	(9,504)	(14,219)
Restructure Charges	(361)	—	(361)	(1,400)
Investment and Development (6)	(380)	(405)	(422)	(1,989)
Impairment and Other Losses (5)	(394)	(8,552)	(1,308)	(10,388)
Depreciation	(31,028)	(28,970)	(122,103)	(113,100)
Amortization	(2,238)	(1,154)	(8,931)	(4,090)
Income from Operations	13,468	2,306	49,524	34,536
Total Other Income (Expense)	(19,495)	(11,445)	(85,956)	(21,104)
(Loss) Income from Continuing Operations (7)	(6,027)	(9,139)	(36,432)	13,432
Discontinued Operations	—	—	—	(404)
(Loss) Income from Continuing Operations, per 10-Q / 10-K (4)	$(6,027)	$(9,139)	$(36,432)	$13,028

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) In addition to amounts reflected in the periods presented, the Company recorded impairment charges on assets presented in discontinued operations.
These charges are presented as a part of "(Loss) Income from Discontinued Operations" in the Company's Statement of Operations.
(6) Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits. These costs are volatile and therefore may vary between periods.
(7) (Loss)/Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated periods in accordance with ASC 205-20.

DATA FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009
	4Q10	4Q09	YE 10	YE 09
Assets Sold
Revenue from Assets Sold	$2	$590	$—	$4,152
Expenses from Assets Sold (1)	1,660	60	1,716	1,953
NOI from Assets Sold	(1,658)	530	(1,716)	2,199

Assets Held for Sale
Revenue from Assets Held for Sale	—	—	—	—
Expenses from Assets Held for Sale	—	—	—	—
NOI from Assets Held for Sale	—	—	—	—

Assets Sold, not classified in Discontinued Operations
Revenue from Assets Sold	—	43	14	251
Expenses from Assets Sold	16	39	82	288
NOI from Assets Sold	$(16)	$4	$(68)	$(37)

(1) Excludes non-cash impairment charge of $2.1 million for the twelve months ended December 31, 2009.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

NOI FROM DISCONTINUED OPERATIONS

NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of December 31, 2010). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	4Q10	4Q09	YE 10	YE 09
(Loss)/Income from discontinued operations	$(1,658)	$530	$(1,716)	$17
Adjustment for:
Impairment	—	—	—	2,051
Depreciation and amortization expenses	—	—	—	131
(NOL) NOI from discontinued operations	$(1,658)	$530	$(1,716)	$2,199

(NOL) NOI from assets sold	(1,658)	530	(1,716)	2,199
NOI from assets held for sale	—	—	—	—

(NOL) NOI from discontinued operations	$(1,658)	$530	$(1,716)	$2,199

EBITDA RECONCILIATION

	4Q10	4Q09	YE 10	YE 09
Net (Loss) Income to Common S/H	$(7,069)	$(9,552)	$(48,054)	$(509)

Consolidated
Noncontrolling Interest	(664)	(1,182)	(5,068)	(82)
(Inc)/Loss - Unconsolidated Assets	(3,389)	(3,352)	(3,365)	1,243
Preferred Dividends	1,724	3,848	12,810	15,392
Preferred Share Issuance Costs	1,318	—	4,868	(25)
Preferred Unit Repurchase Gains	(3,000)	—	(3,000)	—
Interest Expense	21,501	21,187	84,553	87,023
Amortization of Deferred Financing Costs	1,173	1,606	4,645	4,963
Gain on Retirement of Debt	—	53	(1,044)	(56,427)
Loss/(Gain) on Hedging Activities	—	—	289	1,709
Income Tax (Benefit) Expense	201	(7,568)	1,201	(6,859)
Depreciation & Amortization	33,266	30,125	131,034	117,322
(Gain)/Loss on Sale (Cont & Disc)	444	(1,853)	1,669	(10,831)
Gain/(Loss) - Undepreciated Property (1)	(444)	194	(1,720)	4,327
Impairment (2)	402	8,427	533	12,318
Amortization of Stock Based Compensation Expense	1,228	705	4,589	2,979
EBITDA from Consolidated Props	46,691	42,638	183,940	172,543
Unconsolidated
Reverse: Income/(Loss) - Unconsolidated	3,389	3,352	3,365	(1,243)
Preferred Dividends	—	79	—	476
Interest Expense	2,789	4,703	12,531	22,748
Amortization of Deferred Financing Costs	22	102	114	367
Depreciation & Amortization	2,890	5,661	13,122	26,817
Impairment	2	—	281	77
Gain on Sale of Property	(3,461)	(3,222)	(3,578)	(4,958)
EBITDA	$52,322	$53,313	$209,775	$216,827

(1) The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.
(2) Includes non-cash impairment charge from continuing and discontinued operations.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"), including the effects of the Company's percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes
EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company's ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net
Income to Common Shareholders are significant components in understanding and assessing the Company's financial performance.

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF SEC COVERAGE RATIOS

	4Q10	4Q09	YE 10	YE 09
Earnings
Net (Loss) Income (before preferred shares)	$(8,751)	$(7,517)	$(40,537)	$7,608
Discontinued Operations:
(Income)/Loss from Discontinued Operations	1,658	(530)	1,716	(17)
Noncontrolling Interest in CRLP	(142)	248	(202)	325
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	—	(1,723)	395	(1,729)
Noncontrolling Interest of Limited Partners	(1)	—	4	(597)
CRLP Noncontrolling Interest - Common U/H	(522)	(1,430)	(4,866)	(407)
(Gains)/Losses from Sales of Property, net of income taxes	444	(130)	1,391	(5,875)
Noncontrolling Interest of Limited Partners	7	—	(103)	999
Income Taxes	201	(7,568)	1,084	(10,086)
(Income)/Loss from Unconsolidated Entities	(3,389)	(3,352)	(3,365)	1,243
	(10,495)	(22,002)	(44,483)	(8,536)
Amortization of Interest Capitalized	497	967	1,988	3,780
Capitalized Interest	(202)	(336)	(1,153)	(3,870)
Distributions from Unconsolidated Entities	859	2,092	5,566	11,601
Fixed Charges, from below	24,600	24,942	97,512	103,106
Earnings	15,259	5,663	59,430	106,081

Fixed Charges
Interest Expense	21,501	21,187	84,553	87,023
Capitalized Interest	202	336	1,153	3,870
Amortization of Deferred Financing Costs	1,173	1,606	4,645	4,963
Distributions to Series B Preferred Unitholders	1,724	1,813	7,161	7,250
Total	24,600	24,942	97,512	103,106

Fixed Charges & Preferred Share Distributions
Add: Distributions - Preferred Share Series B & D	—	2,035	5,649	8,142
Total	$24,600	$26,977	$103,161	$111,248

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	4Q10	4Q09	YE 10	YE 09
Interest Coverage Denominator
Interest Expense	$21,501	$21,187	$84,553	$87,023
Interest Expense - Unconsolidated	2,789	4,703	12,531	22,748
Total Interest Expense	24,290	25,890	97,084	109,771

Fixed Charge Denominator
Add: Preferred Dividend Payments	1,724	3,848	12,810	15,392
Debt Principal Amortization	355	277	1,333	1,004
Debt Principal Amortization - Unconsolidated	185	228	975	698
Total Fixed Charges	26,554	30,243	112,202	126,865

Fixed Charge with Capitalized Interest Denominator
Add: Capitalized Interest	202	336	1,153	3,870
Total Fixed Charges w/ Capitalized Interest	$26,756	$30,579	$113,355	$130,735

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2010
Appendix
			Year Built / Avg		Apartment	Square Feet	Occupancy	Market Rental Rates
Property	MSA	State	Age	% Own	Homes	(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS
CG at Berkely Lake	Atlanta	GA	1998	100.0%	180	244	95.6%	$876	$0.65	S
CG at Mount Vernon	Atlanta	GA	1997	100.0%	213	257	91.5%	991	0.82	S
CG at River Oaks	Atlanta	GA	1992	100.0%	216	276	96.8%	772	0.60	S
CG at River Plantation	Atlanta	GA	1994	100.0%	232	310	96.6%	788	0.59	S
CG at Sugarloaf	Atlanta	GA	2002	100.0%	250	329	91.2%	807	0.61	S
CG at McGinnis Ferry	Atlanta	GA	1997	100.0%	434	509	92.6%	812	0.69	S
CG at Barrett Creek	Atlanta	GA	1999	100.0%	332	310	94.0%	745	0.8	S
CG at McDaniel Farm	Atlanta	GA	1997	100.0%	425	451	96.2%	713	0.67	S
CG at Shiloh	Atlanta	GA	2002	100.0%	498	533	93.8%	762	0.71	S
CG at Pleasant Hill	Atlanta	GA	1996	100.0%	502	502	92.2%	702	0.70	S
CG at Huntcliff	Atlanta	GA	1997	20.0%	358	365	96.1%	778	0.77
	Total	11	12.6 Years		3,640	4,086	93.9%	$778	$0.69
	Same Store	10	12.6 Years		3,282	3,722	93.9%	$778	$0.69
CG at Silverado	Austin	TX	2004	100.0%	238	240	97.9%	$750	$0.74	S
CG at Silverado Reserve	Austin	TX	2006	100.0%	256	266	97.7%	826	0.79	S
CV at Quarry Oaks	Austin	TX	1996	100.0%	533	470	96.2%	648	0.74	S
CV at Sierra Vista	Austin	TX	1999	100.0%	232	206	97.8%	643	0.73	S
CG at Round Rock	Austin	TX	2006	100.0%	422	430	96.7%	774	0.76	S
CG at Onion Creek	Austin	TX	2008	100.0%	300	313	96.3%	871	0.84
CG at Ashton Oaks	Austin	TX	2008	100.0%	362	308	97.5%	705	0.83
CV at Canyon Hills	Austin	TX	1996	100.0%	229	183	97.8%	675	0.84	S
CG at Canyon Creek	Austin	TX	2007	100.0%	336	349	98.8%	791	0.76
	Total	9	6.7 Years		2,908	2,763	97.3%	$739	$0.78
	Same Store	6	8.8 Years		1,910	1,974	97.1%	$715	$0.76
CG at Liberty Park	Birmingham	AL	2000	100.0%	300	339	94.7%	$957	$0.85	S
CV at Trussville	Birmingham	AL	1996	100.0%	376	410	98.4%	674	0.62	S
CG at Riverchase Trails	Birmingham	AL	1996	100.0%	345	327	93.0%	735	0.77
CV at Inverness	Birmingham	AL	1986/87/90/97	100.0%	586	508	94.7%	568	0.65	S
	Total	4	14.5 Years		1,607	1,585	95.2%	$701	$0.71
	Same Store	3	14.7 Years		1,262	1,257	95.8%	$692	$0.69
CG at Cypress Cove	Charleston	SC	2001	100.0%	264	304	97.7%	$858	$0.74	S
CV at Westchase	Charleston	SC	1985	100.0%	352	258	96.6%	590	0.80	S
CV at Hampton Pointe	Charleston	SC	1986	100.0%	304	315	96.1%	704	0.68	S
CG at Quarterdeck	Charleston	SC	1987	100.0%	230	219	97.4%	823	0.87	S
CV at Waters Edge	Charleston	SC	1985	100.0%	204	188	99.5%	631	0.69	S
CV at Windsor Place	Charleston	SC	1985	100.0%	224	213	98.7%	623	0.65	S
	Total	6	21.8 Years		1,578	1,497	97.5%	$701	$0.74
	Same Store	6	21.8 Years		1,578	1,497	97.5%	$701	$0.74
CG at Mallard Creek	Charlotte	NC	2004	100.0%	252	233	94.4%	$743	$0.80	S
CG at Beverly Crest	Charlotte	NC	1996	100.0%	300	279	94.7%	674	0.73	S
CG at Mallard Lake	Charlotte	NC	1998	100.0%	302	301	96.7%	707	0.71	S
CG at Ayrsley	Charllotte	NC	2009	100.0%	368	372	97.0%	779	0.77	S
CV at Chancellor Park	Charlotte	NC	1996	100.0%	340	327	95.9%	643	0.67	S
CG at Huntersville	Charlotte	NC	2009	100.0%	250	248	96.0%	770	0.78	S
CG at University Center	Charlotte	NC	2006	100.0%	156	167	98.1%	705	0.66	S
CV at Matthews	Charllotte	NC	1990	100.0%	270	256	96.3%	719	0.76	S
CG at Matthews Commons	Charlotte	NC	2008	100.0%	216	203	96.8%	783	0.83
Enclave	Charlotte	NC	2008	100.0%	85	108	98.8%	1,338	1.05
CV at Meadow Creek	Charlotte	NC	1984	100.0%	250	230	94.8%	561	0.61	S
Heatherwood	Charllotte	NC	1980	100.0%	476	439	96.0%	541	0.59	S
CV at Charleston Place	Charlotte	NC	1986	100.0%	214	172	91.1%	508	0.63	S
CV at Stone Point	Charlotte	NC	1986	100.0%	192	173	96.9%	593	0.66	S
CV at Greystone	Charlotte	NC	1998/2000	100.0%	408	387	93.9%	548	0.58	S
CG at Legacy Park	Charllotte	NC	2001	100.0%	288	301	94.4%	688	0.66	S
CV at Timber Crest	Charlotte	NC	2000	100.0%	282	273	95.7%	602	0.62	S
CV at South Tryon	Charlotte	NC	2002	100.0%	216	236	98.6%	634	0.58	S
	Total	18	12.1 Years		4,865	4,704	95.7%	$665	$0.69
	Same Store	16	13.4 Years		4,564	4,393	95.6%	$647	$0.67

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2010
Appendix
			Year Built / Avg		Apartment	Square Feet	Occupancy	Market Rental Rates
Property	MSA	State	Age	% Own	Homes	(000s)	Rate	Per Home	Per SF	S-P
CG at Bear Creek	Dallas/Fort Worth	TX	1998	100.0%	436	395	97.7%	$799	$0.88	S
CV at Willow Creek	Dallas/Fort Worth	TX	1996	100.0%	478	427	96.4%	709	0.79	S
CV at Shoal Creek	Dallas/Fort Worth	TX	1996	100.0%	408	382	95.3%	749	0.80	S
CV at Oakbend	Dallas/Fort Worth	TX	1996	100.0%	426	383	93.9%	718	0.80	S
Brookfield	Dallas/Fort Worth	TX	1984	100.0%	232	166	94.4%	524	0.73	S
Paces Cove	Dallas/Fort Worth	TX	1982	100.0%	328	220	97.0%	468	0.70	S
Remington Hills	Dallas/Fort Worth	TX	1984	100.0%	362	347	95.9%	657	0.69	S
CV at Main Park	Dallas/Fort Worth	TX	1984	100.0%	192	180	98.4%	701	0.75	S
Summer Tree	Dallas/Fort Worth	TX	1980	100.0%	232	136	96.1%	462	0.79	S
CV at Vista Ridge	Dallas/Fort Worth	TX	1985	100.0%	300	237	97.7%	544	0.69	S
CV at Grapevine I & II	Dallas/Fort Worth	TX	1985	100.0%	450	387	96.0%	665	0.77	S
CV at North Arlington	Dallas/Fort Worth	TX	1985	100.0%	240	191	96.7%	538	0.68	S
CG at Valley Ranch	Dallas/Fort Worth	TX	1997	100.0%	396	462	97.2%	968	0.83	S
Belterra	Dallas/Fort Worth	TX	2006	10.0%	288	278	95.8%	816	0.85
	Total	14	20.1 Years		4,768	4,191	96.3%	$677	$0.77
	Same Store	13	21.4 Years		4,480	3,912	96.3%	$676	$0.77
CG at Edgewater I	Huntsville	AL	1990/99	100.0%	500	543	94.6%	$683	$0.63	S
CG at Madison	Huntsville	AL	2000	100.0%	336	355	93.2%	770	0.73	S
	Total	2	12.8 Years		836	897	94.0%	$718	$0.67
	Same Store	2	12.8 Years		836	897	94.0%	$718	$0.67
CG at Heather Glen	Orlando	FL	2000	100.0%	448	523	97.3%	$920	$0.79	S
CG at Town Park (Lake Mary)	Orlando	FL	2002	100.0%	456	535	95.4%	956	0.81	S
CV at Twin Lakes	Orlando	FL	2004	100.0%	460	418	97.4%	775	0.85	S
CG at Town Park Reserve	Orlando	FL	2004	100.0%	80	77	98.8%	1,041	1.08	S
CG at Heathrow	Orlando	FL	1997	100.0%	312	353	97.1%	879	0.78	S
	Total	5	8.6 Years		1,756	1,907	96.9%	$889	$0.82
	Same Store	5	8.6 Years		1,756	1,907	96.9%	$889	$0.82
CG at Scottsdale	Phoenix	AZ	1999	100.0%	180	202	93.9%	$885	$0.79	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100.0%	264	265	96.2%	784	0.78	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100.0%	208	206	96.2%	771	0.78	S
CG at Inverness Commons	Phoenix	AZ	2002	100.0%	300	306	96.0%	636	0.62	S
	Total	4	12.5 Years		952	978	95.7%	$754	$0.73
	Same Store	4	12.5 Years		952	978	95.7%	$754	$0.73
CG at Arrigdon	Raleigh	NC	2003	100.0%	320	311	97.2%	$731	$0.75	S
CG at Patterson Place	Raleigh	NC	1997	100.0%	252	237	98.0%	773	0.82	S
CG at Crabtree Valley	Raleigh	NC	1997	100.0%	210	210	99.0%	674	0.67	S
CG at Brier Creek	Raleigh	NC	2009	100.0%	364	401	94.2%	647	0.59
CV at Highland Hills	Raleigh	NC	1987	100.0%	250	263	94.0%	708	0.67	S
CV at Woodlake	Raleigh	NC	1996	100.0%	266	255	94.0%	663	0.69	S
CV at Deerfield	Raleigh	NC	1985	100.0%	204	198	94.1%	726	0.75	S
CG at Trinity Commons	Raleigh	NC	2000/2002	100.0%	462	484	97.2%	704	0.67	S
CG at Research Park (Durham)	Raleigh	NC	2002	20.0%	370	377	96.8%	755	0.74
	Total	9	12.6 Years		2,698	2,737	96.0%	$703	$0.69
	Same Store	7	14.9 Years		1,964	1,958	96.3%	$711	$0.71
Ashley Park	Richmond	VA	1988	100.0%	272	194	94.1%	$648	$0.91	S
CR at West Franklin	Richmond	VA	1964/65	100.0%	332	170	94.9%	660	1.29	S
CV at Hampton Glen	Richmond	VA	1986	100.0%	232	178	99.6%	761	0.99	S
CV at West End	Richmond	VA	1987	100.0%	224	156	98.2%	714	1.02	S
CV at Chase Gayton	Richmond	VA	1984	100.0%	328	311	96.6%	789	0.83	S
CV at Waterford	Richmond	VA	1989	100.0%	312	289	97.4%	786	0.85	S
	Total	6	26.9 Years		1,700	1,299	96.6%	$727	$0.95
	Same Store	6	26.9 Years		1,700	1,299	96.6%	$727	$0.95
CG at Godley Station I	Savannah	GA	2005	100.0%	312	337	96.8%	$784	$0.73	S
CV at Godley Lake	Savannah	GA	2008	100.0%	288	270	94.4%	760	0.81
CV at Greentree	Savannah	GA	1984	100.0%	194	165	99.5%	608	0.71	S
CG at Hammocks	Savannah	GA	1997	100.0%	308	324	97.7%	892	0.85	S
CV at Huntington	Savannah	GA	1986	100.0%	147	121	95.2%	704	0.85	S
CV at Marsh Cove	Savannah	GA	1983	100.0%	188	197	100.0%	724	0.69	S
	Total	6	16.2 Years		1,437	1,414	97.1%	$763	$0.77
	Same Store	5	19.0 Years		1,149	1,145	97.8%	$763	$0.77
TOTAL PROPERTIES IN MAJOR MARKETS		94	14.7 Years		28,745	28,057	96.0%	$723	$0.74
	Same Store	83	15.7 Years		25,433	24,759	96.0%	$718	$0.74

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2010
Appendix
			Year Built / Avg		Apartment	Square Feet	Occupancy	Market Rental Rates
Property	MSA	State	Age	% Own	Homes	(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100.0%	425	370	93.9%	$674	$0.77	S
Autumn Park I & II	Greensboro	NC	2001/04	100.0%	402	404	94.8%	693	0.69	S
CG at Wilmington	Wilmington	NC	1998/02	100.0%	390	356	98.5%	654	0.72	S
CG at Traditions	Gulf Shores	AL	2007	35.0%	324	322	87.3%	185	0.19
CG at Desert Vista	Las Vegas	NV	2008	100.0%	380	338	94.2%	759	0.85
CG at Bellevue	Nashville	TN	1996	100.0%	349	345	96.6%	836	0.85	S
CG at Seven Oaks	Tampa	FL	2004	100.0%	318	302	97.5%	856	0.90	S
CG at Lakewood Ranch	Sarasota	FL	1999	100.0%	288	302	98.3%	973	0.93	S
CV at Greenbrier	Washington DC	VA	1980	100.0%	258	217	90.3%	832	0.99	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100.0%	166	147	98.2%	692	0.78	S
CV at Harbour Club	Norfolk	VA	1988	100.0%	213	193	94.8%	765	0.84	S
CV at Mill Creek	Winston-Salem	NC	1984	100.0%	220	210	96.8%	523	0.55	S
CV at Ashford Place	Mobile	AL	1983	100.0%	168	146	97.6%	561	0.65	S
CV at Tradewinds	Norfolk	VA	1988	100.0%	284	280	93.7%	800	0.81
CV at Huntleight Woods	Mobile	AL	1978	100.0%	233	199	94.0%	537	0.63	S
Cypress Village Rental	Gulf Shores	AL	2009	100.0%	96	206	99.0%	1,141	0.53
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100.0%	310	312	94.5%	595	0.59	S
TOTAL PROPERTIES IN OTHER MARKETS		17	18.4 Years		4,824	4,647	95.4%	$720	$0.75
	Same Store	13	21.8 Years		3,740	3,501	95.7%	$715	$0.76

THIRD PARY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	96.0%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	94.4%
TOTAL MANAGED		2	6.0 Years		706	777	95.2%

TOTAL ALL PROPERTIES (1)		113	15.1 Years		34,275	33,482	95.9%	$723	$0.74
	Same Store	96	16.5 Years		29,173	28,260	96.0%	$718	$0.74

CG = Colonial Grand Apartments, Class A; CV = Colonial Village Apartments, Class B
LU = Properties in lease-up. These properties are not included in Occupancy and Market Rent calculations.
S = Current year same-property portfolio: Property has been stabilized as of the beginning of the prior calendar year. Partially-owned properties are not included.

(1) Total All Properties as calculated includes Managed Properties and Joint Venture Properties at 100%.

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of December 31, 2010
Appendix
					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES
CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	100.0%	$29.18
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	34.1%	23.27
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	79.2%	28.88
Three Ravinia (Office)	Atlanta	GA	1991	100%	813	—	813	90.8%	25.45
Brookwood Village (Retail)	Birmingham	AL	1973/91/2000	100%	605	232	373	95.0%	26.55
Brookwood Convenience Center (Retail) (2)	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Tannehill (Retail)	Birmingham	AL	2008	100%	433	211	222	94.3%	20.13
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	82.9%	30.26
CP Alabaster (Retail)	Birmingham	AL	2005	100%	612	393	219	95.4%	19.84
CP Craft Farms (Retail)	Gulf Shores	AL	2010	100%	68	—	68	LU	LU
CP Nord du Lac (Retail)	New Orleans	LA	2010	100%	248	87	161	96.9%	10.24
Total Consolidated		11			3,471	923	2,548	87.8%	$25.49

UNCONSOLIDATED PROPERTIES

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	78.8%	$19.68
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	91.1%	21.65
Colonial Center at Bayside	Tampa	FL	1988/94/97	15%	213	—	213	61.0%	19.01
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	90.0%	22.11
Colonial Center Blue Lake	Birmingham	AL	1982/2005	15%	167	—	167	69.3%	20.45
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	—	922	83.9%	19.53
Colonial Place I and II	Tampa	FL	1984/86	15%	372	—	372	82.1%	24.99
Colonial Plaza	Birmingham	AL	1982/99	15%	171	—	171	96.3%	18.02
Colonial TownPark Office - Lifestyle	Orlando	FL	2004	15%	38	—	38	81.0%	24.60
Concourse Center	Tampa	FL	1982/83/84/2003/05	15%	294	—	294	83.9%	20.02
Colonial Plaza South Park	Charlotte	NC	1981/2007	15%	203	—	203	81.3%	19.05
Independence Plaza	Birmingham	AL	1979/2000	15%	106	—	106	98.4%	19.28
International Park	Birmingham	AL	1987/99	15%	211	—	211	85.9%	20.80
The Peachtree	Atlanta	GA	1989	15%	317	—	317	88.5%	24.55
Research Park Plaza III and IV	Austin	TX	2001	15%	360	—	360	94.5%	24.40
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	88.3%	10.58
Total		16			4,916	—	4,916	85.7%	$20.73
Total (Weighted)		16				—	737	85.7%	$20.73

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	90.2%	$25.37
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	106	—	106	75.4%	18.34
Total		2			305	—	305	85.0%	$22.53
Total (Weighted)		2					46	85.0%	$22.53

Bluerock Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	$17.75
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	100.0%	18.60
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	275	—	275	100.0%	15.66
DRS Building	Huntsville	AL	1972/86/90/2003	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	97.4%	19.06
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	95.2%	13.24
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	99.6%	19.68
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	94.0%	13.55
Total		9			1,704	—	1,704	98.1%	$15.27
Total (Weighted)		9					170	98.1%	$15.27

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of December 31, 2010
Appendix
					Square Feet (000s)
						Anchor			Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Occupancy Rate	Sq. Foot (1)

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.0%	$13.71
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	88.0%	19.19
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	100.0%	14.96
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	96.5%	20.95
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	476	74	402	94.7%	23.71
CP Turkey Creek III (Retail)	Knoxville	TN	2008	50%	160	30	130	84.4%	20.63
Total		8			1,994	814	1,180	94.0%	$20.68
Total (Weighted)		8					404	93.1%	$21.36
Total Unconsolidated		35			8,918	814	8,105	89.5%	$19.32
Total Unconsolidated (Weighted)		35					1,358	89.7%	$19.91

THIRD-PARTY MANAGED BUSINESS
International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Atlanta Chamblee (Office)	Atlanta	GA		0%	1,130
Atlanta Perimeter (Office)	Atlanta	GA		0%	182
Atlantic Center Plaza (Office)	Atlanta	GA		0%	501
Baymeadows Way (Office)	Jacksonville	FL		0%	224
Broward Financial Center (Office)	Ft.Lauderdale	FL		0%	326
Germantown Center (Office)	Memphis	TN		0%	536
Jacksonville JTB (Office)	Jacksonville	FL		0%	244
Orlando Central (Office)	Orlando	FL		0%	625
Orlando Lake Mary (Office)	Orlando	FL		0%	305
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
TOTAL MANAGED		13			4,482

Total Commercial Properties		59			16,871	1,737	10,653	89.1%	$20.39
Total Commercial Properties (Weighted)		59					3,905	88.1%	$23.16

(1) Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.
(2) This property includes an aggregate of 88,158 square feet. However, only 4,708 square feet is currently being leased due to redevelopment plans.

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Venture Summary
As of December 31, 2010
($ in 000s)

		Units/			Occupancy
Property		SF-000s		CLP % Own	Rate	Sec'd Debt	Equity Invest

Colonial Grand at Research Park		370		20%	96.8%	$4,403	$787
Colonial Grand at Huntcliff		358		20%	96.1%	5,077	1,471
Regents Park (Phase II)	(1)	—		40%	—%	—	3,358
Colonial Grand at Traditions		324		35%	87.3%	11,707	—
Belterra		288		10%	95.8%	1,973	444
Colonial Grand at McKinney	(1)	—		25%	—%	—	1,721

Total Multifamily (2)		1,340				$23,160	$7,781

DRA/CLP	(3)	5,220		15%	85.6%	111,286	(18,460)
Bluerock	(4)	1,704		10%	98.1%	10,754	(5,349)
Parkway Place	(5)	—		—%	—%	—	—
Colonial Pinnacle at Turkey Creek		477		50%	94.7%	32,500	1,456
Colonial Pinnacle at Turkey Creek III		160		50%	84.4%	6,255	7,021

Other
Land Title Building		30		33%	100.0%	244	203
Colonial Promenade Madison		111		25%	100.0%	—	2,118
Colonial Promenade Hoover		381		10%	88.0%	1,576	51
Colonial Promenade Smyrna		416		50%	96.6%	13,523	2,193
Colonial Promenade Alabaster II/Tutwiler II		420		5%	97.6%	2,000	27

Total Commercial		8,919	(6)			$178,138	$(10,740)

Other Unconsolidated Investments						(15)	1,978
Total Investments in Unconsolidated Subsidiaries						$201,283	$(981)

(1) Consists of undeveloped land.
(2) On June 30, 2010, the Company exited two single asset multifamily joint ventures with funds managed by DRA Advisors LLC (DRA), in which the Company had a 20% ownership interest. The Company transferred its 20% ownership interest in the 319-unit Colonial Village at Cary, located in Raleigh, NC, and made a net cash payment of $2.7 million in exchange for DRA's 80% ownership in the 345-unit Colonial Grand at Riverchase Trails, located in Birmingham, Alabama.
(3) As of December 31, 2010, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa,
Florida, Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company's investment of approximately
$13.0 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $31.4 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of December 31, 2010.
(4) Equity investment includes the Company's investment of approximately $1.7 million, offset by the excess basis difference on the transaction of approximately
$7.0 million, which is being amortized over the life of the properties. This joint venture is presented under "Liabilities" on the Company's Balance Sheet as of
December 31, 2010
(5) On October 4, 2010, the Company sold its 50% interest in this joint venture.
(6) Retail square footage includes anchor-owned square footage. See Commercial Property Table, pg. 33-34.

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties.
FOOT (UNIT):	Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the
COMMISSIONS:	lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of
Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses)
from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversation of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company's
Common Shares.

FUNDS FROM OPERATIONS	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted
(FFO):	accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM	Funds from Operations excluding gains on the sale of land and development properties and gains on
OPERATIONS (FFO):	the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the
Company's Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-
year.

PROPERTY OR DIVISIONAL	Property revenues less property operating expenses.
NET OPERATING INCOME:

RENTAL DOLLARS (LEASING	Total annual revenues to be earned the first year from renewed or re-leased space.
(EXECUTION):

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant.
Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET	The sum of total notes and mortgages payable plus the total market value of all shares and units
CAPITALIZATION:	outstanding at the market price per share on the date indicated.